UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2016

THE CHILDREN’S PLACE, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2016, the Compensation Committee of the Board of Directors of The Children's Place, Inc. (the “Company”) approved the following amendments to the Company’s First Amended and Restated 2011 Equity Incentive Plan (the “Plan”):

1.         Options and stock appreciation rights (SARs) issued under the Plan shall be subject to a vesting period of not less than one year, except in the case of (i) awards made in payment of or exchange for other earned compensation, (ii) upon the occurrence of a change in control and an involuntary termination of service, (iii) termination of service due to death, disability or retirement, (iv) a substitute award that does not reduce the vesting period of the award being replaced, and (v) one or more options and/or SARs covering an aggregate number of shares of Company common stock, par value $0.10 per share (the “Common Stock”), not in excess of five percent of the aggregate number of shares of Common Stock available for awards under the Plan over the Plan’s term;

2.         Any shares of Common Stock that are tendered or exchanged by a participant or withheld by the Company as a full or partial payment of the exercise price of an option will not be available for subsequent awards under the Plan, and any shares of Common Stock exchanged by a participant or withheld by the Company to satisfy tax withholding or tax payment obligations related to any option shall not be available for subsequent awards under the Plan;

3.         All shares of Common Stock covered by a SAR, whether or not shares of Common Stock are actually issued to the participant upon exercise of the SAR, shall not be available for subsequent awards under the plan; and

4.         Elimination of the minimum vesting period for performance awards under the Plan.

A copy of the amendments to the Plan described above is attached to this Current Report on Form 8-K as Exhibit 99.1 (with the amended language indicated by underlining). The above summary of the terms and conditions of these amendments is qualified in its entirety by reference to the amendments attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Amendments to First Amended and Restated 2011 Equity Incentive Plan.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2016	THE CHILDREN’S PLACE, INC.

	By:	/s/ Jane Elfers
Name: Jane Elfers Title: President and Chief Executive Officer